UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 4, 2009

Analysts International Corporation

(Exact name of registrant as specified in its charter)

MN	0-4090	41-0905408
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3601 West 76th Street, Minneapolis, Minnesota		55435-3000
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (952) 835-5900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On August 4, 2009 (the “Effective Date”), Analysts International Corporation (the “Company”) entered into an Asset Purchase Agreement (the “Agreement”) with Netarx LLC, a Michigan limited liability company (“Netarx”), pursuant to which Netarx acquired certain assets as set forth in the Agreement related to the Company’s value-added reseller business (the “VAR Business”) including, but not limited to certain customer contracts (subject to the receipt of any required consents to the assignment to Netarx) (the “Customer Contracts”), tangible personal property, intellectual property, deferred revenues, inventories and software used in connection with the VAR Business.  Netarx assumed specified liabilities related to the VAR Business (the “Assumed Liabilities”) including, as more fully set forth in the Agreement but not limited to, all liabilities under the Customer Contracts of any kind arising from and after the Effective Date, to the extent any such liability is based on services or products provided by Netarx under the Customer Contracts subsequent to the Effective Date (including the agreed upon cost-basis for work related to any deferred revenue); and specifically excluding warranty obligations based on services provided by the Company under the Customer Contracts prior to the Effective Date.

The consideration paid to the Company (the “Purchase Price”) includes the Assumed Liabilities plus Three Million Seven Hundred Fifty Thousand Dollars ($3,750,000), in the form of Three Million Dollars ($3,000,000) cash (subject to offset in the amount of $245,505.98, the agreed-upon balance of customer credits) and a non-negotiable promissory note in the face value up to Seven Hundred Fifty Thousand Dollars ($750,000) (the “Note”) with all vested principal and interest due and payable in a single lump sum on or before August 16, 2010.  The Note is subject to certain vesting conditions related to obtaining consents to the assignment to Netarx of Customer Contracts.

The Agreement contains representations and warranties, covenants and indemnification customary for a transaction of this nature, as well as covenants requiring the Company not to compete with Netarx in certain areas related to the VAR Business for three (3) years.

In connection with the Agreement, Netarx will make offers of employment to certain employees of the Company.  The Company will waive and agreed not to enforce any non-compete provisions of such employees.

The Company and Netarx agreed to negotiate a mutually acceptable agreement covering certain transitional services to be provided by each party within thirty (30) days of the Effective Date and to negotiate a mutually agreeable alliance agreement covering future work together.

The foregoing description of the terms and conditions of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is attached as Exhibit 2.1 to this Current Report and incorporated by reference as if fully set forth herein.

Amendment to Credit Agreement

Effective August 4, 2009, the Company entered into a Consent and Twelfth Amendment (the “Amendment”) to its Credit Agreement dated as of April 11, 2002 (the “Credit Agreement”) with General Electric Capital Corporation as a lender and as agent and security trustee for the lenders.

Among other things, the Amendment provides the Company with consent and limited release of security interests to sell certain assets related to its VAR Business pursuant to the Agreement with Netarx.  The consent is conditioned upon the proceeds of such sale being used to prepay loans pursuant to the Credit Agreement.

The Amendment also reduces the availability under the credit facility from $45.0 million to $15.0 million, adjusts the unused commitment fee from 0.25% to 0.75%, adjusts the revolver interest rate from LIBOR plus 2% to LIBOR plus 3.75% and adjusts the Minimum Fixed Charge Coverage Ratio covenant.

The foregoing description of the terms and conditions of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached as Exhibit 10.1 to this Current Report and incorporated by reference as if fully set forth herein.

Item 2.01               Completion of Acquisition or Disposition of Assets

On August 4, 2009, the Company completed the transaction contemplated by the Agreement.  To the extent applicable, the information provided under Item 1.01 above related to the Agreement is incorporated herein by reference.

Item 8.01               Other Events

On August 4, 2009, the Company issued a press release announcing the aforesaid Agreement.  The full text of the press release issued is set forth in Exhibit 99.1 which is attached to this Current Report and incorporated by reference as if fully set forth herein.

Item 9.01               Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

2.1

Asset Purchase Agreement, dated August 4, 2009, by and between Netarx LLC and Analysts International Corporation (with Ex. K, Form of Promisory Note). Pursuant to Item 601(b)(2) of Regulation S-K, and subject to claims of confidentiality pursuant to Rule 24B-2 under the Securities Exchange Act of 1934, upon the request of the Commission, the Registrant undertakes to furnish supplementally to the Commission a copy of any exhibit to the Asset Purchase Agreement as follows:

Exhibit A – Customer Contracts

Exhibit B – Tangible Personal Property

Exhibit B1 – Intellectual Property

Exhibit B2 – Deferred Revenues

Exhibit B3 – Inventories

Exhibit B4 – Software, Etc.

Exhibit C – Form of Sublease Agreement

Exhibit D – Permitted Encumbrances

Exhibit E – Purchase Price Allocation

Exhibit F- Bill of Sale

Exhibit G – Waiver of Non-Compete

Exhibit H – Employees to be Hired by Buyer

Exhibit I – Form of Consent

Exhibit J – Licenses, Permits and Authorizations

10.1	Consent and Twelfth Amendment to Credit Agreement, dated August 4, 2009.
99.1	Press Release entitled “Analysts International Corporation Accelerates Transformation with Sale of Reseller Business to Netarx” issued by Analysts International Corporation on August 4, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 5, 2009	ANALYSTS INTERNATIONAL CORPORATION

/s/ Robert E. Woods
Robert E. Woods
Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

2.1

Asset Purchase Agreement, dated August 4, 2009, by and between Netarx LLC and Analysts International Corporation (with Ex. K, Form of Promisory Note).  Pursuant to Item 601(b)(2) of Regulation S-K, and subject to claims of confidentiality pursuant to Rule 24B-2 under the Securities Exchange Act of 1934, upon the request of the Commission, the Registrant undertakes to furnish supplementally to the Commission a copy of any exhibit to the Asset Purchase Agreement as follows:

Exhibit A – Customer Contracts

Exhibit B – Tangible Personal Property

Exhibit B1 – Intellectual Property

Exhibit B2 – Deferred Revenues

Exhibit B3 – Inventories

Exhibit B4 – Software, Etc.

Exhibit C – Form of Sublease Agreement

Exhibit D – Permitted Encumbrances

Exhibit E – Purchase Price Allocation

Exhibit F- Bill of Sale

Exhibit G – Waiver of Non-Compete

Exhibit H – Employees to be Hired by Buyer

Exhibit I – Form of Consent

Exhibit J – Licenses, Permits and Authorizations

10.1	Consent and Twelfth Amendment to Credit Agreement, dated August 4, 2009.
99.1	Press Release entitled “Analysts International Corporation Accelerates Transformation with Sale of Reseller Business to Netarx” issued by Analysts International Corporation on August 4, 2009.